Exhibit 10.4

GUARANTY

THIS GUARANTY (“Guaranty”) is made May 16, 2003, by Quixote Corporation, a Delaware corporation (“Guarantor”), to and for the benefit of Cambridge Leasing Corporation (“Lessor”).

RECITALS

A.                                   Lessor and Green Light Acquisition Company, a Delaware corporation (“Lessee”), have entered into that certain Lease of even date herewith (the “Lease”).

B.                                     Guarantor is the parent corporation of the affiliated group of which Lessee is a member and Guarantor will derive substantial benefit under the Lease and Guarantor is willing to guarantee the obligations of Lessee under the Lease.

AGREEMENTS

NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lessor and its affiliates, successors and assigns as follows:

1.                                       Guarantor absolutely, unconditionally, and irrevocably guarantees to Lessor the prompt and timely performance by Lessee of each and all of its covenants to Lessor arising under or created by the terms of the Lease in all cases subject to the terms of the Lease  (collectively, the “Obligations”).  This Guaranty, and the covenants and waivers contained herein, will remain in effect until all Obligations have been satisfied.

2.                                       In the event of any default by Lessee in performance of the Obligations, as aforesaid, Guarantor agrees, on demand by Lessor in the manner provided below in Section 3, to perform all the Obligations as are then or thereafter to be performed under the terms of the Lease.  The parties agree that (a) Guarantor’s obligations under this Guaranty shall be subject to the limitations, exclusions and exculpations of liability set forth in the Lease, (b) except as provided Section 6, below, Guarantor may assert any and all defenses, set-offs, or counterclaims of any kind available to Lessee so as to deny payment related to this Guaranty including, without limitation, any such rights acquired by Guarantor through subrogation, assignment, or otherwise and (c) the obligations of Guarantor hereunder are dependent upon Lessor’s performance of its obligations under the Lease.

3.                                       Lessor shall make its demand for payment hereunder by delivering to Guarantor a written notice which: (i) states that it is a demand required under this Guaranty for payment of one or more of the Obligations, (ii) sets forth the amount and the basis for such demand, and (iii) is signed by an authorized officer of Lessor.  Subject to the assertion of any rights it has as referenced in Section 2, Guarantor shall make payment to

Lessor of the amount specified in the written demand referenced in the preceding sentence in immediately available funds not later than thirty (30) days after the delivery of that written demand.

4.                                       Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lessor; (b) waive any notices or demands that are not required by this Guaranty or the Lease; (c) agree not to assert any defense, right of set off or other claim which Guarantor may have against Lessee, to the extent such assertion will affect or delay the payment in full of all amounts due Lessor under this Guaranty; and (d) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability.  Lessor shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Lessee.  Guarantor authorizes Lessor, without notice to, demand of, or consent from Guarantor, and without affecting its liability to Lessor hereunder, from time to time to renew, extend, accelerate or otherwise change the time or place for payment of, or otherwise change the terms of all, or any part of, the Obligations.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lessor, except as expressly set forth in a writing duly signed and delivered by Lessor.

5.                                       This Guaranty is a present and continuing guaranty of performance and payment and not of collection.  This Guaranty is, except as expressly set forth in Section 2, absolute and unconditional.  Guarantor agrees that this Guaranty may be enforced by Lessor without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Lease.  Guarantor hereby waives any right to require Lessor to join Lessee in any action brought hereunder or to commence any action against or obtain any judgment against Lessee.  Guarantor further agrees that, subject to Section 2, nothing contained herein or otherwise shall prevent Lessor from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Lease, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s obligations as required pursuant to this Guaranty, except to the extent such remedies constitute a discharge of Lessee’s obligations under the Lease.

6.                                       None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Lessee by reason of the bankruptcy of Lessee or by reason of any creditor or bankruptcy proceeding instituted by or against Lessee.

7.                                       In the event Lessor shall assign its rights under the Lease (if permitted pursuant to the terms thereof) or this Guaranty to any third party, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lessor or such assignee shall be enforceable against Guarantor by such assignee with the same force and effect and to the same extent as would have been enforceable by Lessor but for such assignment.

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8.                                       If Guarantor is determined by a court of competent jurisdiction to have breached the terms of this Guaranty, then Guarantor shall pay to Lessor upon demand all reasonable attorneys’ fees, costs and expenses including, without limitation, court costs, filing fees, recording costs, expenses of collection, and all other costs and expenses incurred by Lessor in connection with its enforcement of this Guaranty.

9.                                       If any provision of this Guaranty is determined to be invalid or not fully enforceable, such invalidity or unenforceability shall not affect the other provisions of this Guaranty which shall be enforceable to the maximum extent permitted at law.

10.                                 All notices, requests, payments, instructions, or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by facsimile or electronic mail, followed within 24 hours by confirmation by one of the foregoing methods (effective upon the first business day after receipt of the facsimile or electronic mail in complete, readable form).  Notices to each party shall be addressed as set forth below (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Paragraph 10).

If to Guarantor:

Quixote Corporation One East Wacker Drive Chicago, Illinois 60601 Facsimile No.: (312) 467-0197 Attention: Leslie J. Jezuit

With a copy to:

Holland & Knight LLC 131 S. Dearborn Street, 30th Floor Chicago, Illinois 60603 Facsimile No.: (312) 578-6666 Attention: Anne Hamblin Schiave

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If to Lessor:

Cambridge Leasing Corporation Nine Washington Terrace St. Louis, Missouri 63112 Facsimile No.: (314) 454-3034 Telephone No.: (314) 454-9975

With a copy to:

Altheimer & Gray Suite 4000 10 S. Wacker Dr. Chicago, Illinois 60606 Facsimile No.: (312) 715-4987 Attention: David W. Schoenberg

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

11.                                 In order to induce Lessor to execute and deliver the Lease, Guarantor makes the following representations and warranties:

(a)                                 Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform its covenants, agreements, and obligations under this Guaranty, and such execution, delivery and performance has been duly authorized by all requisite action on the part of Guarantor.

(b)                                The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) the organizational documents of Guarantor, (ii) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over Guarantor, or (iii) any material contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty.

(c)                                 This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

12.                                 This Guaranty shall be binding upon the successors and assigns of Guarantor and shall not be discharged or affected, in whole or in part, by the dissolution of Guarantor.

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13.                                 This Guaranty shall be governed by, construed and enforced under the internal laws (without regard to principles of conflicts of laws) of the State of Illinois.  Any legal action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Illinois, located in the City of Chicago or, provided subject matter jurisdiction exists, in the United States Federal Court for the Northern District of Illinois, located in Chicago, Illinois, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  Each party further irrevocably submits to the exclusive jurisdiction of such courts in any such action, suit or proceeding.

[Signature pages to follow]

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IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

GUARANTOR:

QUIXOTE CORPORATION

By:	/s/ Leslie J. Jezuit
Name:	Leslie J. Jezuit
Title:	President

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Exhibit 10.4

GUARANTY

THIS GUARANTY (“Guaranty”) is made May 16, 2003, by Quixote Corporation, a Delaware corporation (“Guarantor”), to and for the benefit of Intersection Development Corporation, S. A. de C. V. (“Lessor”).

RECITALS

A.            Lessor and Quixote Transportation Safety Mexico, S. de R.L. de C. V., a Mexican corporation (“Lessee”), have entered into that certain Lease Contract dated of even date herewith (the “Lease”).

B.            Guarantor is the parent corporation of the affiliated group of which Lessee is a member and Guarantor will derive substantial benefit under the Lease and Guarantor is willing to guarantee the obligations of Lessee under the Lease.

AGREEMENTS

NOW, THEREFORE, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby covenants and agrees for the benefit of Lessor and its affiliates, successors and assigns as follows:

1.             Guarantor absolutely, unconditionally, and irrevocably guarantees to Lessor the prompt and timely performance by Lessee of each and all of its covenants to Lessor arising under or created by the terms of the Lease in all cases subject to the terms of the Lease  (collectively, the “Obligations”).  This Guaranty, and the covenants and waivers contained herein, will remain in effect until all Obligations have been satisfied.

2.             In the event of any default by Lessee in performance of the Obligations, as aforesaid, Guarantor agrees, on demand by Lessor in the manner provided below in Section 3, to perform all the Obligations as are then or thereafter to be performed under the terms of the Lease.  The parties agree that (a) Guarantor’s obligations under this Guaranty shall be subject to the limitations, exclusions and exculpations of liability set forth in the Lease, (b) except as provided Section 6, below, Guarantor may assert any and all defenses, set-offs, or counterclaims of any kind available to Lessee so as to deny payment related to this Guaranty including, without limitation, any such rights acquired by Guarantor through subrogation, assignment, or otherwise and (c) the obligations of Guarantor hereunder are dependent upon Lessor’s performance of its obligations under the Lease.

3.             Lessor shall make its demand for payment hereunder by delivering to Guarantor a written notice which: (i) states that it is a demand required under this Guaranty for payment of one or more of the Obligations, (ii) sets forth the amount and the basis for such demand, and (iii) is signed by an authorized officer of Lessor.  Subject to the assertion of any rights it has as referenced in Section 2, Guarantor shall make payment to Lessor of the amount specified in the written demand referenced in the preceding sentence in immediately available funds not later than thirty (30) days after the delivery of that written demand.

4.             Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Lessor; (b) waive any notices or demands that are not required by this Guaranty or the Lease; (c) agree not to assert any defense, right of set off or other claim which Guarantor may have against Lessee, to the extent such assertion will affect or delay the payment in full of all amounts due Lessor under this Guaranty; and (d) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability.  Lessor shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Lessee.  Guarantor authorizes Lessor, without notice to, demand of, or consent from Guarantor, and without affecting its liability to Lessor hereunder, from time to time to renew, extend, accelerate or otherwise change the time or place for payment of, or otherwise change the terms of all, or any part of, the Obligations.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lessor, except as expressly set forth in a writing duly signed and delivered by Lessor.

5.             This Guaranty is a present and continuing guaranty of performance and payment and not of collection.  This Guaranty is, except as expressly set forth in Section 2, absolute and unconditional.  Guarantor agrees that this Guaranty may be enforced by Lessor without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Lease.  Guarantor hereby waives any right to require Lessor to join Lessee in any action brought hereunder or to commence any action against or obtain any judgment against Lessee.  Guarantor further agrees that, subject to Section 2, nothing contained herein or otherwise shall prevent Lessor from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Lease, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s obligations as required pursuant to this Guaranty, except to the extent such remedies constitute a discharge of Lessee’s obligations under the Lease.

6.             None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Lessee by reason of the bankruptcy of Lessee or by reason of any creditor or bankruptcy proceeding instituted by or against Lessee.

7.             In the event Lessor shall assign its rights under the Lease (if permitted pursuant to the terms thereof) or this Guaranty to any third party, Guarantor will accord full recognition thereto and agree that all rights and remedies of Lessor or such assignee shall be enforceable against Guarantor by such assignee with the same force and effect and to the same extent as would have been enforceable by Lessor but for such assignment.

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8.             If Guarantor is determined by a court of competent jurisdiction to have breached the terms of this Guaranty, then Guarantor shall pay to Lessor upon demand all reasonable attorneys’ fees, costs and expenses including, without limitation, court costs, filing fees, recording costs, expenses of collection, and all other costs and expenses incurred by Lessor in connection with its enforcement of this Guaranty.

9.             If any provision of this Guaranty is determined to be invalid or not fully enforceable, such invalidity or unenforceability shall not affect the other provisions of this Guaranty which shall be enforceable to the maximum extent permitted at law.

10.           All notices, requests, payments, instructions, or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by facsimile or electronic mail, followed within 24 hours by confirmation by one of the foregoing methods (effective upon the first business day after receipt of the facsimile or electronic mail in complete, readable form).  Notices to each party shall be addressed as set forth below (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Paragraph 10).

If to Guarantor:

Quixote Corporation One East Wacker Drive Chicago, Illinois 60601 Facsimile No.: (312) 467-0197 Attention: Leslie J. Jezuit

With a copy to:

Holland & Knight LLC 131 S. Dearborn Street, 30th Floor Chicago, Illinois 60603 Facsimile No.: (312) 578-6666 Attention: Anne Hamblin Schiave

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If to Lessor:

Intersection Development Corporation S. A. de C. V. c/o Myers Power Products 2000 Highland Avenue Bethlehem, Pennsylvania 18020 Facsimile No.: (610) 868-8686 Attention: Walter Rogers

With a copy to:

Altheimer & Gray Suite 4000 10 S. Wacker Dr. Chicago, Illinois 60606 Facsimile No.: (312) 715-4987 Attention: David W. Schoenberg

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

11.           In order to induce Lessor to execute and deliver the Lease, Guarantor makes the following representations and warranties:

(a)           Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform its covenants, agreements, and obligations under this Guaranty, and such execution, delivery and performance has been duly authorized by all requisite action on the part of Guarantor.

(b)           The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) the organizational documents of Guarantor, (ii) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over Guarantor, or (iii) any material contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty.

(c)           This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

12.           This Guaranty shall be binding upon the successors and assigns of Guarantor and shall not be discharged or affected, in whole or in part, by the dissolution of Guarantor.

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13.           This Guaranty shall be governed by, construed and enforced under the internal laws (without regard to principles of conflicts of laws) of the State of Illinois.  Any legal action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Illinois, located in the City of Chicago or, provided subject matter jurisdiction exists, in the United States Federal Court for the Northern District of Illinois, located in Chicago, Illinois, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  Each party further irrevocably submits to the exclusive jurisdiction of such courts in any such action, suit or proceeding.

[Signature page to follow]

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IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

GUARANTOR:

QUIXOTE CORPORATION

By:	/s/ Leslie J. Jezuit
Name:	Leslie J. Jezuit
Title:	President

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Exhibit 10.4

GUARANTY

THIS GUARANTY (“Guaranty”) is made May 16, 2003, by Quixote Corporation, a Delaware corporation (“Guarantor”), to and for the benefit of U. S. Traffic Corporation and Myers/Nuart Electrical Products, Inc. (“Seller”).

RECITALS

A.            Seller and Green Light Acquisition Company, a Delaware corporation (“Buyer”), intend to enter into that certain Asset Purchase Agreement of even date herewith (the “Asset Purchase Agreement”).

B.            Pursuant to the Asset Purchase Agreement, Buyer will purchase the Business (as that term is defined in the Asset Purchase Agreement).

C.            In the Asset Purchase Agreement, Buyer will agree to certain payment, indemnification and reimbursement obligations in favor of Seller and  Buyer will provide to Seller a series of representations and warranties and will make various other agreements and covenants to induce the Seller to complete the transactions contemplated by the Asset Purchase Agreement.

D.            In the Asset Purchase Agreement, Buyer has covenanted to secure its payment, indemnification and reimbursement obligations to Seller under the Asset Purchase Agreement by providing this Guaranty of Guarantor, which is the parent corporation of the affiliated group of which Buyer is a member, with respect to such obligations.

E.             Guarantor will derive substantial benefit under the Asset Purchase Agreement and Guarantor is willing to guarantee the obligations of Buyer under the Asset Purchase Agreement and those other agreements, including the Subordinated Promissory Note dated May 16, 2003 (the “Note”), to be delivered by Buyer to Seller in accordance with the Asset Purchase Agreement  (all such agreements, including the Asset Purchase Agreement, being referred to hereinafter as the “Transaction Agreements”).

AGREEMENTS

NOW, THEREFORE, in order to induce Seller to execute and deliver the Asset Purchase Agreement and complete the transactions contemplated thereby, Guarantor, in consideration of the matters described in the foregoing Recitals, which Recitals are incorporated herein and made a part hereof, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged; hereby covenants and agrees for the benefit of Seller and its affiliates, successors and assigns as follows:

1.             Guarantor absolutely, unconditionally, and irrevocably guarantees to Seller:

(a)           the prompt payment when due and payable of each installment of the principal and interest under the Note;

(b)           the prompt and timely performance by Buyer of each and all of its covenants to Seller arising under or created by the terms of the Asset Purchase Agreement, including, without limitation, Buyer’s timely payment and/or discharge of the Assumed Liabilities (as defined in the Asset Purchase Agreement) and Buyer’s timely performance of its covenants to Seller under each of the other Transaction Agreements; and

(c)           the timely satisfaction of Buyer’s obligations under the indemnification provisions of the Asset Purchase Agreement.

in all cases subject to the terms of the Asset Purchase Agreement  (collectively, the “Obligations”).  This Guaranty, and the covenants and waivers contained herein, will remain in effect until all Obligations have been satisfied.

2.             In the event of any default by Buyer in performance of the Obligations, as aforesaid, Guarantor agrees, on demand by Seller in the manner provided below in Section 3, to perform all the Obligations as are then or thereafter to be performed under the terms of the Transaction Agreements.  The parties agree that (a) Guarantor’s obligations under this Guaranty shall be subject to the limitations, exclusions and exculpations of liability set forth in the Transaction Agreements including with respect to the Note and the subordination provisions contained therein, (b) except as provided Section 6, below, Guarantor may assert any and all defenses, set-offs, or counterclaims of any kind available to Buyer so as to deny payment related to this Guaranty including, without limitation, any such rights acquired by Guarantor through subrogation, assignment, or otherwise and (c) the obligations of Guarantor hereunder are dependent upon Seller’s performance of its obligations under the Transaction Agreements.

3.             Seller shall make its demand for payment hereunder by delivering to Guarantor a written notice which: (i) states that it is a demand required under this Guaranty for payment of one or more of the Obligations, (ii) sets forth the amount and the basis for such demand, and (iii) is signed by an authorized officer of Seller.  Subject to the assertion of any rights it has as referenced in Section 2, Guarantor shall make payment to Seller of the amount specified in the written demand referenced in the preceding sentence in immediately available funds not later than thirty (30) days after the delivery of that written demand.

4.             Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Seller; (b) waive any notices or demands that are not required by this Guaranty or the Transaction Agreements; (c) agree not to assert any defense, right of set off or other claim which Guarantor may have against Buyer, to the extent such assertion will affect or delay the payment in full of all amounts due Seller under this Guaranty; and (d) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability.  Seller shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Buyer.  Guarantor authorizes Seller, without notice to, demand of, or consent from Guarantor, and without affecting its liability to Seller hereunder, from time to time to renew, extend, accelerate or otherwise change the time or place for payment of, or otherwise change the terms of all, or any part of, the Obligations.  No modification or waiver of any of the provisions of this Guaranty shall be binding upon Seller, except as expressly set forth in a writing duly signed and delivered by Seller.

5.             This Guaranty is a present and continuing guaranty of performance and payment and not of collection.  This Guaranty is, except as expressly set forth in Section 2, absolute and unconditional.  Guarantor agrees that this Guaranty may be enforced by Seller without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Transaction Agreements.  Guarantor hereby waives any right to require Seller to join Buyer in any action brought hereunder or to commence any action against or obtain any judgment against Buyer.  Guarantor further agrees that, subject to Section 2, nothing contained herein or otherwise shall prevent Seller from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Transaction Agreements, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s obligations as required pursuant to this Guaranty, except to the extent such remedies constitute a discharge of Buyer’s obligations under the Transaction Agreements.

6.             None of Guarantor’s obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Buyer by reason of the bankruptcy of Buyer or by reason of any creditor or bankruptcy proceeding instituted by or against Buyer.

7.             In the event Seller shall assign its rights under the Transaction Agreements (if permitted pursuant to the terms thereof) or this Guaranty to any third party, Guarantor will accord full recognition thereto and agree that all rights and remedies of Seller or such assignee shall be enforceable against Guarantor by such assignee with the same force and effect and to the same extent as would have been enforceable by Seller but for such assignment.

8.             If Guarantor is determined by a court of competent jurisdiction to have breached the terms of this Guaranty, then Guarantor shall pay to Seller upon demand all reasonable attorneys’ fees, costs and expenses including, without limitation, court costs, filing fees, recording costs, expenses of collection, and all other costs and expenses incurred by Seller in connection with its enforcement of this Guaranty.

9.             If any provision of this Guaranty is determined to be invalid or not fully enforceable, such invalidity or unenforceability shall not affect the other provisions of this Guaranty which shall be enforceable to the maximum extent permitted at law.

10.           All notices, requests, payments, instructions, or other documents to be given hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if (i) delivered personally (effective upon delivery), (ii) mailed by registered or certified mail, return receipt requested, postage prepaid (effective five business days after dispatch), (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day), or (iv) sent by facsimile or electronic mail, followed within 24 hours by confirmation by one of the foregoing methods (effective upon the first business day after receipt of the facsimile or electronic mail in complete, readable form).  Notices to each party shall be addressed as set forth below (or to such other address as the recipient party may have furnished to the sending party for the purpose pursuant to this Paragraph 10).

If to Guarantor:

Quixote Corporation One East Wacker Drive Chicago, Illinois 60601 Facsimile No.: (312) 467-0197 Attention: Leslie J. Jezuit

With a copy to:

Holland & Knight LLC 131 S. Dearborn Street, 30th Floor Chicago, Illinois 60603 Facsimile No.: (312) 578-6666 Attention: Anne Hamblin Schiave

If to Seller:

U. S. Traffic Corporation/Myers Power Products, Inc. 2000 Highland Avenue Bethlehem, Pennsylvania 18020 Facsimile No.: (610) 868-8686 Attention: Walter Rogers

With a copy to:

Altheimer & Gray Suite 4000 10 S. Wacker Dr. Chicago, Illinois 60606 Facsimile No.: (312) 715-4987 Attention: David W. Schoenberg

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

11.           In order to induce Seller to execute and deliver the Transaction Agreements, Guarantor makes the following representations and warranties:

(a)           Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, and has full power and authority to execute, deliver and perform its covenants, agreements, and obligations under this Guaranty, and such execution, delivery and performance has been duly authorized by all requisite action on the part of Guarantor.

(b)           The execution, delivery, and performance by Guarantor of this Guaranty does not and will not contravene or conflict with (i) the organizational documents of Guarantor, (ii) any law, order, rule, regulation, writ, injunction, or decree now in effect of any government, governmental instrumentality or court having jurisdiction over Guarantor, or (iii) any material contractual restriction binding on or affecting Guarantor or Guarantor’s property or assets which may adversely affect Guarantor’s ability to fulfill its obligations under this Guaranty.

(c)           This Guaranty creates legal, valid, and binding obligations of Guarantor enforceable in accordance with its terms.

12.           This Guaranty shall be binding upon the successors and assigns of Guarantor and shall not be discharged or affected, in whole or in part, by the dissolution of Guarantor.

13.           This Guaranty shall be governed by, construed and enforced under the internal laws (without regard to principles of conflicts of laws) of the State of Illinois.  Any legal action, suit or proceeding arising out of or relating to this Guaranty or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Illinois, located in the City of Chicago or, provided subject matter jurisdiction exists, in the United States Federal Court for the Northern District of Illinois, located in Chicago, Illinois, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.  Each party further irrevocably submits to the exclusive jurisdiction of such courts in any such action, suit or proceeding.

[Signature page to follow]

IN WITNESS WHEREOF, Guarantor has delivered this Guaranty in the State of Illinois as of the date first written above.

GUARANTOR:

QUIXOTE CORPORATION

By:	/s/ Leslie J. Jezuit
Name:	Leslie J. Jezuit
Title:	President